Exhibit 10.1

FOURTH AMENDMENT

FOURTH AMENDMENT, dated as of February 22, 2022 (this “Amendment”), by and among SCHWEITZER-MAUDUIT INTERNATIONAL, INC., a Delaware corporation (“Parent” or “U.S. Borrower”), SWM LUXEMBOURG, a Luxembourg private limited liability company (société à responsabilité limitée), having its registered office at 17, rue Edmond Reuter, L-5326 Contern, Grand-Duchy of Luxembourg and registered with the Luxembourg Register of Commerce and Companies (Registre de Commerce et des Sociétés, Luxembourg) under number B 180.186 (“SWM Luxembourg” and, together with U.S. Borrower, the “Borrowers” and, individually, each a “Borrower”), the other Loan Parties party hereto, the Lenders party hereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein but not otherwise defined have the meanings assigned to such terms in the Credit Agreement (as hereinafter defined).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders from time to time party thereto prior to giving effect to this Amendment, the other agents party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, previously entered into that certain Credit Agreement, dated as of September 25, 2018 (as amended by that certain First Amendment, dated as of February 9, 2021, that certain Second Amendment and Consent, dated as of March 8, 2021 and that certain Third Amendment, dated as of April 20, 2021, the “Existing Credit Agreement”, and as amended by this Amendment and as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”);

WHEREAS, in accordance with the Existing Credit Agreement and the terms and conditions set forth herein, the Borrowers, the Required TLA/RC Lenders and the Administrative Agent wish to effect this Fourth Amendment; and

WHEREAS, each of the undersigned hereby consents to the terms of this Amendment.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1.          Certain Amendments to the Existing Credit Agreement and Loan Documents.

The Existing Credit Agreement is, effective as of the Fourth Amendment Effective Date (as defined below), hereby amended as follows:

(a)            Section 6.11 is deleted in its entirety and replaced with the following:

“SECTION 6.11. Financial Covenants. Solely with respect to the Revolving Credit Facility and the Term A Facility:

(a)            Interest Coverage Ratio. Borrowers shall not permit the Interest Coverage Ratio to be less than 3.00 to 1.00 as of the last day of any fiscal quarter for the four fiscal quarter period then ending.

(b)            Maximum Net Debt to EBITDA Ratio.

(i)  Borrowers shall not permit the Net Debt to EBITDA Ratio to be greater than, as of the last day of any four fiscal quarter period ending after December 31, 2018 and prior to June 30, 2021, 4.50 to 1.00; provided, however, that during any Material Acquisition Period the Borrowers shall not permit the Net Debt to EBITDA Ratio to be greater than, as of the last day of any four fiscal quarter period ending during such Material Acquisition Period, 5.00:1.00.

(ii)  Borrowers shall not permit the Net Debt to EBITDA Ratio to be greater than, as of the last day of any four fiscal quarter period ending on and after June 30, 2021, the ratio set forth opposite such fiscal quarter in the table below:

Fiscal quarter ended on or after June 30, 2021	Maximum Net Debt to EBITDA Ratio
fiscal quarters ended June 30, 2021, September 30, 2021 and December 31, 2021	5.50 to 1.00
fiscal quarter ended March 31, 2022	6.00 to 1.00
fiscal quarter ended June 30, 2022	5.75 to 1.00
fiscal quarter ended September 30, 2022	5.50 to 1.00
fiscal quarter ended December 31, 2022	5.25 to 1.00
fiscal quarter ended March 31, 2023	5.00 to 1.00
fiscal quarter ended June 30, 2023 and fiscal quarters thereafter	4.50 to 1.00

provided, however, that notwithstanding the foregoing, on and after the last day of the fiscal quarter ended June 30, 2023, during any Material Acquisition Period, the Borrowers shall not permit the Net Debt to EBITDA Ratio to be greater than, as of the last day of any four fiscal quarter period ending during such Material Acquisition Period, 5.00 to 1.00.

Notwithstanding anything to the contrary contained herein, solely for purposes of this Section 6.11, in no event shall there be more than one Material Acquisition Period during any six fiscal quarter period.

(b)            Each of the undersigned hereby consents to the Amendment and the modification of the Loan Documents as contemplated thereby.

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SECTION 2.          Amendment Effectiveness. This Amendment shall become effective on and as of the first date on which the following conditions have been satisfied (such date, the “Fourth Amendment Effective Date”):

(a)          Executed Amendment. The Administrative Agent (or its counsel) shall have received from each Borrower, the Administrative Agent and the Required TLA/RC Lenders either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;

(b)           Fees and Expenses. The Administrative Agent shall have received for the account of each applicable Person, (i) any fees or other payments owing from the Borrowers in respect of this Amendment as separately agreed in writing by the Borrowers, and (ii) reimbursement or payment of the Administrative Agent’s reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) incurred in connection with this Amendment, required to be reimbursed or paid by any Loan Party hereunder or under another Loan Document, and invoiced to the Borrowers at least one Business Day prior to the date hereof; and

(c)           Certificates. The Administrative Agent (or its counsel) shall have received a certificate dated as of the Fourth Amendment Effective Date and signed by a responsible officer of the Parent confirming the matters specified in Section 4(y)(A) and Section 4(y)(B) of this Amendment.

SECTION 3.          Amendment Fee. The Borrowers agree to pay to the Administrative Agent, for the ratable account of each Revolving Lender and each Term A Lender who provides consent to this Amendment, on each Payment Date occurring after the Fourth Amendment Effective Date, an amendment fee (the “Amendment Fee”) calculated at a rate per annum equal to the Amendment Fee Rate and calculated based on the Revolving Credit Loans, the Swingline Loans, Letter of Credit and Term A Loans outstanding during each applicable period and any undrawn Revolving Commitment during such period (in each case held by (or as applicable, attributable to) each consenting Revolving Lender and Term A Lender) (based on the days such amounts were outstanding or undrawn, as the case may be and on the same basis as is applicable under the last paragraph of Section 2.13 under the Credit Agreement).

For the purposes of this Section 3, the terms “Amendment Fee Rate”, “Fee Termination Date” and “Payment Date” have the following meanings:

“Amendment Fee Rate” means a rate per annum equal to (a) with respect to Revolving Loans, the Swingline Loans, Letters of Credit and Term A Loans, 0.25% and (b) with respect to undrawn Revolving Commitments, 0.05%, provided that, with respect to the period commencing on the Fourth Amendment Effective Date and ending on the Fee Termination Date, the Amendment Fee shall only accrue and be payable to the extent that (i) the Net Debt to EBITDA Ratio is greater than or equal to 4.75 to 1.00 as of the date of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 5.01(a) or 5.01(b), as the case may be or (ii) an Event of Default has occurred and is continuing or the Borrowers fail to deliver the annual or quarterly consolidated financial statements required to be delivered by them pursuant to Section 5.01 of the Credit Agreement, during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered (it being understood determinations related to the calculation of the Amendment Fee Rate shall be consistent with the third paragraph set forth in the definition of “Applicable Rate” in the Credit Agreement).

“Fee Termination Date” means the date on which all Revolving Commitments shall have been terminated (and Revolving Loans shall have been repaid in full and no Letters of Credit remain outstanding) (unless cash collateralized or backstopped to the satisfaction of the issuer thereof) and all Term A Loans shall have been repaid in full.

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“Payment Date” means the last day of each of March, June, September and December occurring after the Fourth Amendment Effective Date and with respect to Revolving Loans and Revolving Commitments, the date on which all Revolving Commitments shall have been terminated (and Revolving Loans shall have been repaid in full and no Letters of Credit remain outstanding) and with respect to Term A Loans, the date all Term A Loans shall have been repaid in full.

SECTION 4.          Representations and Warranties. On and as of the Fourth Amendment Effective Date, immediately upon giving effect to this Amendment, each Loan Party hereby represents and warrants to the Administrative Agent and each Lender that (x) this Amendment has been duly authorized, executed and delivered by such Loan Party and constitutes the legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (y) (A) no Default or Event of Default has occurred and is continuing and (B) the representations and warranties in Article III of the Credit Agreement are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties are true and correct in all respects (after giving effect to such qualifications)) on and as of the Fourth Amendment Effective Date, except to the extent that such representations and warranties expressly relate to an earlier specified date or period, in which case such representations and warranties shall have been true and correct in all material respects as of the date when made or for the respective period, as the case may be.

SECTION 5.          No Other Amendments; References to the Credit Agreement. Other than as specifically provided herein or in the Credit Agreement, this Amendment shall not operate as a waiver or amendment of any right, power or privilege of the Lenders under (and as defined in) the Existing Credit Agreement or any other Loan Document (as such term is defined in the Existing Credit Agreement) or of any other term or condition of the Existing Credit Agreement or any other Loan Document (as such term is defined in the Existing Credit Agreement) nor shall the entering into of this Amendment preclude the Lenders from refusing to enter into any further waivers or amendments with respect to the Existing Credit Agreement. All references to the Existing Credit Agreement in any document, instrument, agreement, or writing that is a Loan Document shall from and after the Fourth Amendment Effective Date be deemed to refer to the Credit Agreement, and, as used in the Credit Agreement, the terms “Agreement,” “herein,” “hereafter,” “hereunder,” “hereto” and words of similar import shall mean, from and after the Fourth Amendment Effective Date, the Credit Agreement. This Amendment shall be a Loan Document for all purposes under the Credit Agreement and the other Loan Documents.

SECTION 6.          Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

SECTION 7.          Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

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SECTION 8.          Governing Law; Jurisdiction.

(a)            THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

(b)            This Amendment will be subject to the provisions of Section 9.09 of the Credit Agreement, mutatis mutandis.

SECTION 9.          Reaffirmation.

(a)            Each Loan Party hereby (i) expressly acknowledges the terms of the Credit Agreement (as amended by this Amendment), (ii) ratifies and affirms its obligations under the Loan Documents (including guarantees and security agreements as amended by this Amendment) executed by the undersigned, (iii) acknowledges, renews and extends its continued liability under all such Loan Documents and agrees such Loan Documents remain in full force and effect, (iv) agrees that each Collateral Document secures all Secured Obligations of the Loan Parties in accordance with the terms thereof and (v) confirms this Amendment does not represent a novation of any Loan Document or of any Secured Obligations. Each Loan Party ratifies and confirms that all Liens granted, conveyed, or assigned to the Administrative Agent by such Person pursuant to each Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Secured Obligations.

(b)            Each Loan Party hereby reaffirms, as of the Fourth Amendment Effective Date, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated thereby and (ii) its guarantee of payment of the Secured Obligations pursuant to the Subsidiary Guaranty.

(c)            Parent hereby reaffirms, as of the Fourth Amendment Effective Date, its guarantee of payment of the Secured Obligations pursuant to Article X of the Credit Agreement.

(d)            Each Loan Party hereby certifies that, as of the date hereof (immediately after giving effect to the occurrence of the Fourth Amendment Effective Date and the effectiveness of the Amendment), the representations and warranties made by it contained in the Loan Documents to which it is a party are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties are true and correct in all respects (after giving effect to such qualifications)) on and as of the Fourth Amendment Effective Date, except to the extent that such representations and warranties expressly relate to an earlier specified date or period, in which case such representations and warranties shall have been true and correct in all material respects as of the date when made or for the respective period, as the case may be.

(e)            Each Loan Party hereby acknowledges and agrees that the acceptance by the Administrative Agent and each applicable Lender of this document shall not be construed in any manner to establish any course of dealing on such Person’s part, including the providing of any notice or the requesting of any acknowledgment not otherwise expressly provided for in any Loan Document with respect to any future amendment, waiver, supplement or other modification to any Loan Document or any arrangement contemplated by any Loan Document.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
	Title:	Executive Vice President, General Counsel and Corporate Secretary

SWM LUXEMBOURG

By:	/s/ Kelly Lawler
Name: Kelly Lawler
	Title:	Manager type A

By:	/s/ D. Ronald Surbey
Name: D. Ronald Surbey
	Title:	Manager type B

DELSTAR TECHNOLOGIES, INC.

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
	Title:	Vice President

CORETEC TUBING, INC.

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
	Title:	Vice President

ARGOTEC LLC

By:	/s/ Kelly Lawler
Name: Kelly Lawler
	Title:	Vice President

SWM-ARGOTEC LLC

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
	Title:	President

SWM AMS, LLC

By:	/s/ Kelly Lawler
Name: Kelly Lawler
	Title:	Vice President

CONWED PLASTICS ACQUISITION COMPANY V LLC

By:	/s/ Kelly Lawler
Name: Kelly Lawler
	Title:	Vice President

SWM LUXEMBOURG SERVICES, LLC

By:	SWM Luxembourg

By:	/s/ Kelly Lawler
Name: Kelly Lawler
	Title:	Manager type A

By:	/s/ D. Ronald Surbey
Name: D. Ronald Surbey
	Title:	Manager type B

TRIENT, LLC

By:	/s/ Kelly Lawler
Name: Kelly Lawler
	Title:	Vice President

SCAPA NORTH AMERICA INC.

By:	/s/ John Petreanu
Name:	John Petreanu
Title:	President

SCAPA TAPES NORTH AMERICA LLC

By:	/s/ John Petreanu
Name:	John Petreanu
Title:	President

EUROMED, INC.

By:	/s/ John Petreanu
Name:	John Petreanu
Title:	President

BIOMED LABORATORIES L.L.C.

By:	/s/ John Petreanu
Name:	John Petreanu
Title:	President

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender

By:	/s/ Laura Woodward
	Name:	Laura Woodward
	Title:	Vice President

CITIBANK, N.A., as a Lender

By:	/s/ Stephen J. White
	Name:	Stephen J. White
	Title:	Director

AGFIRST FARM CREDIT BANK, as a Lender

By:	/s/ Steven J. O’Shea
	Name:	Steven J. O’Shea
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Brandon K. Fiddler
	Name:	Brandon K. Fiddler
	Title:	Senior Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Ryan Maples
	Name:	Ryan Maples
	Title:	Sr. Vice President

MUFG Union Bank, N.A., as a Lender

By:	/s/ Deborah White
	Name:	Deborah White
	Title:	Director

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jonathan H. James
	Name:	Jonathan H. James
	Title:	Managing Director

FARM CREDIT BANK OF TEXAS, as a Lender

By:	/s/ Alan Robinson
	Name:	Alan Robinson
	Title:	Managing Director

CITIZENS BANK, N.A., as a Lender

By:	/s/ Karmyn Paul
	Name:	Karmyn Paul
	Title:	Vice President

Barclays Bank PLC, as a Lender

By:	/s/ Craig Malloy
	Name:	Craig Malloy
	Title:	Director

Truist Bank, as a Lender

By:	/s/ Christian Jacobsen
	Name:	Christian Jacobsen
	Title:	Director

Farm Credit Mid-America, FLCA, as a Lender

By:	/s/ Tabatha Hamilton
	Name:	Tabatha Hamilton
	Title:	Vice President Food and Agribusiness

GreenStone Farm Credit Services, FLCA, as a Lender

By:	/s/ Shane Prichard
	Name:	Shane Prichard
	Title:	VP of Capital Markets

COMPEER FINANCIAL, FLCA, as a Lender

By:	/s/ Betty Janelle
	Name:	Betty Janelle
	Title:	Director, Capital Markets

AgCountry Farm Credit Services, FLCA, as a Voting Participant

By:	/s/ Gustave Radcliffe
	Name:	Gustave Radcliffe
	Title:	Vice President

AMERICAN AGCREDIT, FLCA, as a Voting Participant

By:	/s/ Chris M. Levine
	Name:	Chris M. Levine
	Title:	Senior Vice President